Exhibit 10.4

FIRST AMENDMENT AND WAIVER AGREEMENT DATED 1 MARCH 2024 FOR BUNGE FINANCE EUROPE B.V. THE BORROWER WITH CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK ACTING AS AGENT
RELATING TO A FACILITY AGREEMENT DATED 6 OCTOBER 2023

CONTENTS
Clause	Page

5.    Continuity and Further Assurance.............................................................................… 3

Exhibit A Form of Facility Agreement

THIS AGREEMENT is dated 1 March 2024 and made among:
(1)    BUNGE FINANCE EUROPE B.V. a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Rotterdam, The Netherlands and its registered office at 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017, United States of America and registered with the Dutch Commercial Register (Handelsregister) under number 24347428 (the "Borrower");
(2)    THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Lenders) as lenders (the "Lenders"); and
(3)    CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as agent of the other Finance Parties (the "Agent").
RECITALS:
(A)    This Agreement is supplemental to and amends the Existing Facility Agreement (as defined below).
(B)    The Parties have agreed to amend the Existing Facility Agreement and to waive the forty-five (45) Business Days' notice requirement set forth under Clause 2.2(d) of the Existing Facility Agreement, in each case on the terms of this Agreement.
IT IS AGREED as follows:
1.    DEFINITIONS AND INTERPRETATION
1.1    Definitions
In this Agreement:
"Amended Facility Agreement" means the Existing Facility Agreement, as amended by this Agreement.
"Effective Date" means the date of the notification by the Agent under Clause 3.2 (Effective Date) to the Borrower and the Lenders.
"Effective Time" means the time on the Effective Date at which the Agent delivers the notification under Clause 3.2 (Effective Date) to the Borrower and the Lenders.
"Existing Facility Agreement" means the facility agreement, dated 6 October 2023, among the Borrower, the Agent, the Arrangers and the Lenders (as such terms are defined therein).
1.2    Incorporation of defined terms
(a)    Unless a contrary indication appears, a term defined in the Amended Facility Agreement has the same meaning in this Agreement.
(b)    The principles of construction set out in Clauses 1.2 (Construction) and 1.3 (Currency Symbols and Definitions) of the Amended Facility Agreement shall have effect as if set out in this Agreement.

1.3    Clauses
In this Agreement any reference to a "Clause" or a "Schedule" is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.
1.4    Third party rights
A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.
1.5    Designation
In accordance with the Existing Facility Agreement, each of the Borrower and the Agent designates this Agreement to be entered into on or about the date of this Agreement as a Finance Document.
2.    REPRESENTATIONS
The Repeating Representations are deemed to be made by the Borrower (by reference to the facts and circumstances then existing) on:
(a)    the date of this Agreement; and
(b)    the Effective Date,
and references to "this Agreement" in the Repeating Representations should be construed as references to this Agreement and to the Existing Facility Agreement and on and from the Effective Date, to the Amended Facility Agreement.
3.    AMENDMENT
3.1    Amendment of the Existing Facility Agreement
With effect from the Effective Time, the Existing Facility Agreement (excluding the signature pages thereto) shall be amended and restated in its entirety so that it will be read and construed for all purposes as set out in Exhibit A attached hereto.
3.2    Effective Date
The Agent will notify the Borrower and the Lenders promptly when all the conditions precedent listed in Schedule 2 (Conditions Precedent) have been fulfilled to its satisfaction.
4.    WAIVER
4.1    Reference is hereby made to the Accordion Request delivered by the Borrower to the Agent on 1 March 2024. The Borrower and the Agent hereby request the consent of the Majority Lenders to waive the forty-five (45) Business Days’ notice requirement set forth under Clause 2.2(d) of the Existing Facility Agreement for delivery of an Accordion Request prior to the proposed date of the relevant Accordion Increase, and each Lender executing this Agreement hereby waives such requirement provided that the relevant Accordion Increase Date occurs on the Viterra Acquisition Closing Date

(as defined in the relevant Accordion Request) being a date falling not less than ten (10) Business Days after 1 March 2024.
5.    CONTINUITY AND FURTHER ASSURANCE
5.1    Continuing obligations
The provisions of the Existing Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.
5.2    Reservation of rights
Each Finance Party (as defined in the Existing Facility Agreement) reserves any other right or remedy it may have now or subsequently. This Agreement does not constitute a waiver of any right or remedy other than in relation to the specific amendments and waiver expressly referred to in this Agreement.
5.3    Further assurance
The Borrower, shall, at the request of the Agent and at the Borrower's own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.
6.    FEES, COSTS AND EXPENSES
6.1    Transaction expenses
The Borrower shall promptly on demand pay the Agent the amount of all costs and expenses (including but not limited to legal fees) reasonably incurred in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.
7.    MISCELLANEOUS
7.1    Incorporation of terms
The provisions of Clause 33 (Notices), Clause 35 (Partial Invalidity), Clause 36 (Remedies and Waivers) and Clause 43 (Enforcement) of the Existing Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" or "the Finance Documents" are references to this Agreement.
7.2    Counterparts
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.
8.    GOVERNING LAW
This Agreement and all non-contractual obligations arising out of or in connection with it are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
THE LENDERS
BNP Paribas
Crédit Agricole Corporate and Investment Bank
ING Bank N.V.
Natixis
Sumitomo Mitsui Banking Corporation
Bank of China, New York Branch
Abu Dhabi Commercial Bank PJSC
Australia and New Zealand Banking Group Limited
Bank of Montreal
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch
Citibank N.A., Jersey Branch
Deutsche Bank Luxembourg S.A.
Industrial and Commercial Bank of China Limited, New York Branch
Mizuho Bank, Ltd.
Oversea‐Chinese Banking Corporation Limited, New York Agency
Coöperatieve Rabobank U.A.
Royal Bank of Canada
Banco Santander, S.A., New York Branch
The Bank of Nova Scotia
Standard Chartered Bank
U.S. Bank National Association
Wells Fargo Bank, National Association.
Westpac Banking Corporation
Agricultural Bank of China, Limited, New York Branch
Commonwealth Bank of Australia (Europe) N.V.
Commerzbank AG, New York Branch
DBS Bank Ltd.
Emirates NBD Bank (P.J.S.C), London Branch
Erste Group Bank AG
Intesa Sanpaolo S.P.A. Amsterdam Branch
Itaú Unibanco S.A., Miami Branch
PNC Bank, National Association
Skandinaviska Enskilda Banken AB (PUBL) Frankfurt Branch
Abanca Corporacion Bancaria S.A.
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, New York Branch

SCHEDULE 2
CONDITIONS PRECEDENT
1.    Corporate Authorisations
(a)    A copy of the constitutional documents of each Obligor, or in the case of the Borrower, a copy of the articles of association (statuten) and deed of incorporation (oprichtingsakte) as well as an extract (uittreksel) from the Dutch Chamber of Commerce (Kamer van Koophandel) of the Borrower.
(b)    A copy of a resolution of the board of directors of each Obligor:
(i)    approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;
(ii)    if applicable, authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and
(iii)    if applicable, authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.
(c)    To the extent required under Dutch law or the Borrower’s articles of association, a copy of the resolution of the general meeting (algemene vergadering) of the Borrower approving the resolutions of the board of managing directors referred to under paragraph (b) above.
(d)    To the extent required under Dutch law or the Borrower’s articles of association, a copy of the resolution of the board of supervisory directors (raad van commissarissen) of the Borrower approving the resolutions of the board of managing directors referred to under paragraph (b) above.
(e)    If applicable, a copy of (i) the request for advice from each (central or European) works council (centrale of Europese) ondernemingsraad) with jurisdiction over the transactions contemplated by this Agreement and (ii) the positive advice from such works council which contains no condition, which if complied with, could result in a breach of any of the Finance Documents.
(f)    A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above in relation to the Finance Documents.
(g)    A certificate of each Obligor (signed by a Responsible Officer) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not violate any borrowing or, guaranteeing limit set forth in any Contractual Obligation or Requirement of Law binding on the respective Obligor.
(h)    A certificate of an authorised signatory of the Obligor certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.
2.    Finance Documents
(a)    A copy of this Agreement executed by the Parties hereto.

(b)    A copy of the Consent to the Amendment and Restatement of the Guaranty, dated as of the date hereof, duly executed by the Borrower, the Parent, the Majority Lenders and the Agent.
(c)    A copy of the First Amended and Restated Guaranty, dated as of the date hereof, duly executed by the Parent and the Agent (the “First Amended and Restated Guaranty”).
3.    Legal Opinions
(a)    A legal opinion of Homburger, special legal counsel to the Parent as to matters of Swiss law, opining notably as to (i) the capacity of the Parent to enter into and perform its obligations under the First Amended and Restated Guaranty, (ii) the recognition under Swiss law of the validity of such obligations and the choice of law expressed in the First Amended and Restated Guaranty and (iii) the recognition and enforcement in Switzerland of any judgement rendered against the Parent pursuant to the jurisdiction provisions of the First Amended and Restated Guaranty.
(b)    A legal opinion of Reed Smith LLP, legal advisor to the Parent as to matters of New York law, opining notably as to the validity under New York law of the obligations of the Parent under the First Amended and Restated Guaranty.
[Signature Pages Follow]

SIGNATURES

THE BORROWER
BUNGE FINANCE EUROPE B.V.

By:     /s/ Rajat Gupta
Name: Rajat Gupta
Title: President

Signature Page to First Amendment and Waiver Agreement

THE ORIGINAL LENDERS
BNP PARIBAS

By: /s/ Claudia Zarate
Name: Claudia Zarate, Managing Director

By: /s/ Michael Pearce
Name: Michael Pearce, Managing Director

Signature Page to First Amendment and Waiver Agreement

CITIBANK N.A., JERSEY BRANCH

By: /s/ Peter Lemoucheux
Name: Peter Lemoucheux, Senior Vice President

Signature Page to First Amendment and Waiver Agreement

COMMERZBANK AG, NEW YORK BRANCH

By: /s/ Robert Sullivan
Name: Robert Sullivan, Vice President

By: /s/ Jeff Sullivan
Name: Jeff Sullivan, Vice President

Signature Page to First Amendment and Waiver Agreement

COMMONWEALTH BANK OF AUSTRALIA (EUROPE) N.V.

By: /s/ Wilco Hendriks
Name: Wilco Hendriks, CEO, Commonwealth bank of Australia (Europe) N.V.

By: /s/ Damien Podagiel
Name: Damien Podagiel, Head of Natural Resources, Energy & Carbon, Europe

Signature Page to First Amendment and Waiver Agreement

COÖPERATIEVE RABOBANK U.A.

By: /s/ T.B.H. Servatius
Name: T.B.H. Servatius, Director Proxy B

By: /s/ Steven de Vries Reilingh
Name: Steven de Vries Reilingh, Head of TCF Agri Europe

Signature Page to First Amendment and Waiver Agreement

DBS BANK LTD.
By: /s/ Kate Khoo
Name: Vice President

Signature Page to First Amendment and Waiver Agreement

DEUTSCHE BANK LUXEMBOURG S.A.
By: /s/ S. Lehnert
Name: S. Lehnert, Assistant Vice President

By: /s/ A. Breyer-Simski
Name: A. Breyer-Simski, Assistant Vice President

Signature Page to First Amendment and Waiver Agreement

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, NEW YORK BRANCH

By: /s/ Michael Palumberi
Name: Michael Palumberi, Vice President

By: /s/ Donata Mylius
Name: Donata Mylius, Vice President

Signature Page to First Amendment and Waiver Agreement

ERSTE GROUP BANK AG

By: /s/ Paul Pehr
Name: Paul Pehr, Managing Director

By: /s/ Andreas Muresanu
Name: Andreas Muresanu, Vice President

Signature Page to First Amendment and Waiver Agreement

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

By: /s/ Chan K. Park
Name: Chan K. Park, Executive Director

By: /s/ Peichen Chen
Name: Peichen Chen, Vice President

Signature Page to First Amendment and Waiver Agreement

ING BANK N.V.

By: /s/ Kiran Sanchit
Name: Kiran Sanchit, Managing Director

By: /s/ Lars Vriens
Name: Lars Vriens, Managing Director

Signature Page to First Amendment and Waiver Agreement

ITAU UNIBANCO S.A., MIAMI BRANCH

By: /s/ Nuno Conceição
Name: Nuno Conceição, Authorised Signatory

By: /s/ Carina Oliveira
Name: Carina Oliveira, Authorized Signatory

Signature Page to First Amendment and Waiver Agreement

MIZUHO BANK, LTD.

By: /s/ Tracy Rahn
Name: Tracy Rahn, Executive Director

Signature Page to First Amendment and Waiver Agreement

NATIXIS

By: /s/ R Egloff
Name: R Egloff, Executive Director, Corporate Finance Relationship Manager

By: /s/ N Kovshova
Name: N Kovshova

Signature Page to First Amendment and Waiver Agreement

OVERSEA-CHINESE BANKING CORPORATION LIMITED, NEW YORK AGENCY

By: /s/ Charles Ong
Name: Charles Ong, General Manager

Signature Page to First Amendment and Waiver Agreement

PNC BANK, NATIONAL ASSOCIATION

By: /s/ David Bentzinger
Name: David Bentzinger, Senior Vice President

Signature Page to First Amendment and Waiver Agreement

ROYAL BANK OF CANADA

By: /s/ John Flores
Name: John Flores, Authorized Signatory

Signature Page to First Amendment and Waiver Agreement

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL) FRANKFURT BRANCH

By: /s/ Philipp Jentzmik
Name: Philipp Jentzmik, Head of Legal, LC&FI

By: /s/ Geraldine Maschke
Name: Geraldine Maschke, Head of Client Portfolio Management Germany

Signature Page to First Amendment and Waiver Agreement

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Jun Ashley
Name: Jun Ashley, Director

Signature Page to First Amendment and Waiver Agreement

THE BANK OF NOVA SCOTIA

By: /s/ Dhirendra Udharamaney
Name: Dhirendra Udharamaney, Director

Signature Page to First Amendment and Waiver Agreement

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Jason D. King
Name: Jason D. King, Vice President

Signature Page to First Amendment and Waiver Agreement

WESTPAC BANKING CORPORATION

By: /s/ Daniel Sutton
Name: Daniel Sutton, Tier II Attorney

Signature Page to First Amendment and Waiver Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By: /s/ Jules Borne
Name: Jules Borne, Authorized Signatory

By: /s/ Albéric de Rivaz
Name: Albéric de Rivaz, Authorized Signatory

Signature Page to First Amendment and Waiver Agreement

BANK OF CHINA, NEW YORK BRANCH

By: /s/ René Del Portillo
Name: René Del Portillo, Vice President

By: /s/ Raymond Qiao
Name: Raymond Qiao, Executive Vice President

Signature Page to First Amendment and Waiver Agreement

BANK OF MONTREAL

By: /s/ Katherine Robinson
Name: Katherine Robinson, Managing Director

By: /s/ Richard Pittam
Name: Richard Pittam, Managing Director

By: /s/ Scott Matthews
Name: Scott Matthews, Managing Director

Signature Page to First Amendment and Waiver Agreement

STANDARD CHARTERED BANK

By: /s/ Robert Newell
Name: Robert Newell, Managing Director

Signature Page to First Amendment and Waiver Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Michael J. Stein
Name: Michael J. Stein, Executive Director

Signature Page to First Amendment and Waiver Agreement

AGRICULTURAL BANK OF CHINA LIMITED, NEW YORK BRANCH

By: /s/ Nelson Chou
Name: Nelson Chou, SVP & Head of Corp Banking

Signature Page to First Amendment and Waiver Agreement

INTESA SANPAOLO S.P.A. AMSTERDAM BRANCH

By: /s/ Gianluca Fiore
Name: Gianluca Fiore, General Manager Intesa Sanpaolo S.p.A Amsterdam Branch

By: /s/ Nazario Peluso
Name: Nazario Peluso, Relationship Manager Intesa Sanpaolo S.p.A Amsterdam Branch

Signature Page to First Amendment and Waiver Agreement

ABANCA CORPORACION BANCARIA S.A.

By: /s/ Jaime Mato
Name: Jaime Mato, Director

By: /s/ Sofia Ferreiro
Name: Sofia Ferreiro, Vice President

Signature Page to First Amendment and Waiver Agreement

EMIRATES NBD BANK (P.J.S.C), LONDON BRANCH

By: /s/ Raashed Amin
Name: Raashed Amin, CEO, UK

By: /s/ Carlo de Vos
Name: Carlo de Vos, Head of Corporate and Institutional Banking

Signature Page to First Amendment and Waiver Agreement

ABU DHABI COMMERCIAL BANK PJSC

By: /s/ Asif Karmally
Name: Asif Karmally, Executive Head – International Corporate Banking

Signature Page to First Amendment and Waiver Agreement

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By: /s/ Sherrie Banks
Name: Sherrie Banks, Head of Food, Beverage and Agri, International

Signature Page to First Amendment and Waiver Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By: /s/ Cara Younger
Name: Cara Younger, Managing Director

By: /s/ Armen Semizian
Name: Armen Semizian, Managing Director

Signature Page to First Amendment and Waiver Agreement

BANCO SANTANDER, S.A., NEW YORK BRANCH

By: /s/ Andres Barbosa
Name: Andres Barbosa, Managing Director

By: /s/ Rita Walz-Cuccioli
Name: Rita Walz-Cuccioli, Executive Director

Signature Page to First Amendment and Waiver Agreement

THE AGENT

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:     /s/ Gaëlle Martin
Name: Gaëlle Martin
Title: Chargée d’Affaires Agency

By:     /s/ Nicolas Brochot        _____
Name: Nicolas Brochot
Title: Chargé d’Affaires Agency
Signature Page to the First Amendment and Waiver Agreement

Exhibit A

Form of Facility Agreement